PAK MAIL CENTERS OF AMERICA, INC.
                      3033 S. Parker Road, Suite 1200
                          Aurora, Colorado  80014


                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


       To be held on May 1, 1996 at 9:00 a.m. in Aurora, Colorado


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Pak Mail Centers of America, Inc. (the "Company") to be held at the offices of the Company, 3033 S. Parker Road, Suite 1200, Aurora, Colorado 80014 on Wednesday, May 1, 1996 at 9:00 a.m. local time, for the following purposes:

     1.   To elect five directors to serve until the next Annual
Meeting of Shareholders and until the due election and qualification of their successors.

     2. To consider and act upon a proposal to ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as independent certified public accountants for the Company's fiscal year ending
November 30, 1996.

     3. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The Board of Directors has fixed March 18, 1996 as the record date for determining the shareholders of the Company entitled to notice of and to vote at the meeting and any adjournment thereof.

                              Sincerely,


                           By:/s/ Raymond S. Goshorn
                              Raymond S. Goshorn, Secretary
Aurora, Colorado
March 29, 1996


        TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN,
          DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE.
                                    A


                             RETURN ENVELOPE
                       IS ENCLOSED FOR THIS PURPOSE.

                     PAK MAIL CENTERS OF AMERICA, INC.
            PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pak Mail Centers of America, Inc., a Colorado corporation (herein called the "Company"), to be voted at the Annual Meeting of Shareholders on Wednesday, May 1, 1996 at the offices of the Company, 3033 S. Parker Road, Suite 1200, Aurora, Colorado 80014.

     Solicitation of proxies by mail is expected to commence on or about March 29, 1996, and the cost thereof will be borne by the Company. In addition to such solicitation by mail, certain of the directors, officers and regular employees of the Company may, without extra compensation, solicit proxies by telephone, facsimile and personal interview. Arrangements will be made with brokerage houses, custodians, nominees and other fiduciaries to send proxy material to their principals, and they will be reimbursed by the Company for postage and clerical expenses.

     Shares represented by properly executed proxies will be voted as specified. If no specifications have been given in a proxy, the shares represented thereby will be voted FOR the election of nominees listed herein as directors (Item 1), FOR the ratification of Ehrhardt Keefe Steiner & Hottman PC as independent public accountants for 1996 (Item 2) and, in the discretion of the persons named in the proxy, on any other business that may properly come before the meeting.

     Proxies may be revoked at any time prior to the exercise thereof by filing with the Secretary of the Company, at the Company's principal executive offices, a written revocation or a duly executed proxy bearing a later date. The principal executive offices of the Company are located at 3033 S. Parker Road, Suite 1200, Aurora, Colorado 80014. For a period of at least ten days prior to the Annual Meeting of Shareholders, a complete list of shareholders entitled to vote at the meeting will be available for inspection by shareholders of record during ordinary business hours for proper purposes at the Company's principal executive offices.

     Only holders of Common Stock of record on the books of the Company at the close of business on March 18, 1996 will be entitled to notice of and to vote at the meeting. On that date, there were issued and outstanding 2,989,483 shares of Common Stock, par value $.001 per share ("Common Stock"). Each holder of record of Common Stock of the Company as of the record date will be entitled to one vote for each share of stock registered in his name. A majority of the shares having voting power at the meeting will constitute a quorum for the transaction of business.

     If there is a quorum for the transaction of business, the affirmative vote of the holders of a majority of the outstanding shares represented at the meeting, in person or by proxy, is necessary to adopt any proposal presented at the meeting.


                         1. ELECTION OF DIRECTORS

Board of Directors

     The Company's Articles of Incorporation and Bylaws provide that there shall not be less than three directors, with the actual number to be established by resolution of the Board of Directors. The term of each director is until the following Annual Meeting of Shareholders or until his successor shall have been elected and qualified. At the present time, there are a total of five directors, all of whom are to be voted on at this meeting.

     The nominees for election as director have furnished to the Company information with respect to their principal occupation or employment, directorships in other companies and beneficial ownership of Common Stock of the Company as of March 29, 1996, which information is set forth below opposite their respective names.

     Any vacancy that occurs during the year may be filled by a majority vote of the Board of Directors without any further shareholder action. The vacancy may be filled for the remainder of the term, which is until the following Annual Meeting of Shareholders or until his successor shall have been elected and qualified. There is no reason to believe that any nominees will be unable to serve if elected, and to the knowledge of management all nominees intend to serve the entire term for which election is sought.

     It is the intention of the persons designated as proxies on the enclosed form of proxy, unless the proxy is marked with contrary instructions, to vote for the election of Messrs. J. S. Corcoran, John W. Grant, F. Edward Gustafson, John E. Kelly and William F. White as directors to serve until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified.

Security Ownership of Management

     The following table sets forth as of March 29, 1996, the
number of shares of Common Stock owned, directly or indirectly, by each director of the Company (each of whom is also a nominee), the chief executive officer and by all directors and officers as a group:
                                        Amount and Nature
Name of Holder <F1>                 of Beneficial Ownership <F2>
J. S. Corcoran                                1,000 <F3>

John W. Grant                                   800 <F4>

F. Edward Gustafson                          20,000 <F3> <F5>

John E. Kelly                                12,000

William F. White                              2,000

All directors and officers
 as a group (7 persons)                      36,800 <F3> <F5>

<F1> Addresses are 701 Harger Road, Suite 190, Oak Brook, Illinois
     60521 for all named persons other than John E. Kelly, whose address is 3033 S. Parker Road, Suite 1200, Aurora, Colorado
     80014.

<F2> Each owner has sole voting and investment power with respect to the shares beneficially owned by him unless otherwise stated. The shares of Common Stock indicated constitute less than 1% of the outstanding Common Stock, except that the shares beneficially owned by all directors and officers as a group constitutes 1.2% of the outstanding Common Stock.

<F3> Excludes 1,800,000 shares of Common Stock owned by Pak Mail
     Investment Partnership L.P. ("PMIP"). Mr. Corcoran and Mr. Gustafson are officers, directors and shareholders of Wexford Corporation, which exercises control over PMIP, and therefore may be deemed to have the ability to vote or dispose of securities owned by PMIP. Messrs. Corcoran and Gustafson disclaim beneficial ownership of the shares of Common Stock owned by PMIP. See "PRINCIPAL SHAREHOLDERS."

<F4> Shares owned jointly by Mr. Grant and his wife.

<F5> Includes 6,000 shares of Common Stock owned by Mr. Gustafson's children, for whom he acts as custodian.

Information Concerning Nominees

Name, Age and                 Principal Occupation During
Years as Director             the Last Five Years

J. S. Corcoran, 53,           Executive officer of D.P. Kelly &
Director since 1989           Associates L.P., a firm offering
                              management services, since November,
                              1988; executive officer of
                              Envirodyne Industries, Inc., a
                              manufacturer of food packaging and
                              food service supplies, since June,
                              1989.

John W. Grant, 71,            Retired since September, 1987; Group
Director since 1989           President of Beatrice U.S. Food
                              Corp., a food manufacturer and
                              distributor, from July, 1985 to
                              September, 1987.

F. Edward Gustafson, 54,      Executive officer of D.P. Kelly &
Director since 1989           Associates L.P., a firm offering
                              management services, since November,
                              1988; executive officer since June,
                              1989, and a director since December,
                              1993, of Envirodyne Industries,
                              Inc., manufacturer of food packaging
                              and food service supplies; executive
                              officer of Viskase Corporation, a
                              wholly-owned subsidiary of
                              Envirodyne Industries, Inc., from
                              February, 1990 to August, 1994.

John E. Kelly, 55,            Executive officer of the Company
Director since 1990           since September, 1989.

William F. White, 65,         Executive officer of Whitnell & Co.,
Director since 1989           an investment advisory firm, since
                              January, 1988; executive officer of
                              Donegal, Inc., an investment
                              management firm, since January,
                              1991.

     Mr. Corcoran is an executive officer and Mr. Gustafson is an executive officer and a director of Envirodyne Industries, Inc. ("Envirodyne"). On January 7, 1993, Envirodyne and its major domestic subsidiaries filed voluntary petitions pursuant to Chapter 11 of the United States Bankruptcy Code. On December 31, 1993, Envirodyne consummated a plan of reorganization and emerged from bankruptcy.

Meetings of the Board of Directors and Committees

     The Company's Board of Directors met or acted by consent two times during fiscal 1995. Each incumbent Director attended or participated in at least seventy-five percent of the meetings or actions of the Board held during fiscal 1995, except for Mr. Grant, who participated in fifty percent of the meetings.

     The Company has an Executive Committee, formed in November, 1989, which presently consists of Messrs. Corcoran and Gustafson. The Executive Committee did not meet or act by consent during fiscal 1994. The Company has an Audit Committee, which presently consists of Messrs. Grant and White. The Audit Committee was recently formed and did not meet or act by consent during fiscal 1995. The Company does not have standing nominating or compensation committees.


                                MANAGEMENT

Executive Officers

     The following table sets forth the name, age and position with the Company of the executive officers of the Company.

NAME                     AGE            POSITION

John E. Kelly            55             President and Chief
                                        Executive Officer

P. Evan Lasky            54             Executive Vice President
                                        and Chief Operating Officer

Raymond S. Goshorn       37             Chief Financial Officer,
                                        Treasurer and Secretary


     P. Evan Lasky has been an executive officer of the Company since March, 1988.

     Raymond S. Goshorn has been an executive officer of the Company since December, 1988.


                          EXECUTIVE COMPENSATION

     The following table shows all cash compensation paid by the Company for services rendered during the fiscal year ended November 30, 1995, November 30, 1994 and November 30, 1993 to the chief executive officer of the Company (there were no other executive officers whose annual salary and bonus exceeded $100,000):

                        SUMMARY COMPENSATION TABLE
Name and
Principal           Fiscal                          Other Annual
Position             Year      Salary      Bonus    Compensation
John E. Kelly        1995     $120,000    $21,895<F1>  $7,980<F2>
President and
Chief Executive      1994     $114,600    $32,151<F1>  $7,980<F2>
Officer
                     1993     $110,250    $31,500<F1>  $7,980<F2>
________________

<F1> Bonus was paid in the fiscal year indicated but with respect to performance in the prior fiscal year.

<F2> The amount for each of fiscal 1995, 1994 and 1993 consists of a $4,800 car allowance and $3,180 of country club dues.


     Option/SAR Grants. The Company maintains no stock option plan or other plan providing for stock or SAR grants. Pursuant to a Stock Purchase Agreement dated as of July 15 1990 (the "Stock Purchase Agreement"), the Company agreed to issue and sell, and Mr. Kelly agreed to purchase, 4,000 shares of the Company's common stock at a price of $.055 per share on July 15 of each of the years 1990 through 1994. To date, with the most recent purchase in December 1992, Mr. Kelly has purchased 12,000 shares under the Stock Purchase Agreement at an aggregate price of $33,000.

     Compensation of Directors.

     Members of the Board of Directors, other than members who are also officers of the Company, are entitled to receive a fee of $2,000 per year and $250 for each attended meeting of the Board of Directors. In practice, the Company has not paid directors' fees.


                          PRINCIPAL SHAREHOLDERS

     The following persons are the only persons known to the Company who on March
29,
 1996, owned beneficially more than 5% of the Company's $0.001 par value common stock, its only class of outstanding voting securities:

Name and Address of        Amount and Nature of         Percent
Beneficial Owner           Beneficial Ownership(1)      of Class

Pak Mail Investment              1,800,000               60.2%
 Partnership L.P.
701 Harger Road, Suite 190
Oak Brook, Illinois 60521

Janie M. D'Addio                  188,833 (2)            6.3%
c/o Security Manufacturing
  Corporation
815 S. Main Street
Grapevine, Texas  76051

__________

     (1) Beneficial owners listed have sole voting and investment power with respect to the shares shown unless otherwise indicated.

     (2) Information with respect to Ms. D'Addio's Common Stock is given to the best of the Company's knowledge.


              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the course of fiscal 1994, D.P. Kelly & Associates, L.P., an affiliate of PMIP of which Mr. Corcoran and Mr. Gustafson are officers and limited partners ("D.P. Kelly & Associates"), made cash advances to the Company in the aggregate amount of $500,000. On November 30, 1994, the Company discharged the $500,000 obligation through the issuance of 500 shares of its Series B Preferred Stock. The Series B Preferred Stock has a liquidation preference of $1,000 per share and carries an annual dividend rate of 8%. The dividends are cumulative, with the timing of payment dependent on the Company meeting certain earnings requirements.
The Series B Preferred Stock ranks senior to the Company's common stock and on a parity with the Series A Preferred Stock.

     The Company purchases mailboxes from Security Manufacturing Corporation ( Security ) for resale to the Company s franchisees. Security is controlled by Janie M. D Addio. During fiscal 1995 and fiscal 1994, the Company made purchases in the total amounts of $90,120 and $61,037, respectively, from Security.

                       COMPLIANCE WITH SECTION 16(A)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

     Based solely upon a review of Forms 3 and 4, if any, and amendments thereto furnished to the Company during the year ended November 30, 1995 and Forms 5 and amendments thereto furnished to the Company with respect to the year ended November 30, 1995, and upon written representations submitted to the Company by the directors and officers of the Company, no person who, at any time during the year ended November 30, 1995, was a director, officer or beneficial owner or more than ten percent of the Company's Common Stock failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during the year ended November 30, 1995.

                2. RATIFICATION OF APPOINTMENT OF AUDITORS

     Subject to shareholder ratification, the Board of Directors has appointed the firm of Ehrhardt Keefe Steiner & Hottman PC as independent certified public accountants for the Company's fiscal year ending November 30, 1996. A representative of Ehrhardt Keefe Steiner & Hottman PC is expected to be present at the Annual Meeting of Shareholders, and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

     On December 15, 1993, the Company notified KPMG Peat Marwick of its dismissal as principal independent accountants for the Company. On the same date, the Company notified Ehrhardt Keefe Steiner & Hottman PC of its appointment as the Company's principal independent accountants. In connection with the audits for the four fiscal years ended November 30, 1993 and the interim periods since the fiscal year ending November 30, 1989, there have been no disagreements between the Company and KPMG Peat Marwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG Peat Marwick, would have caused it to make reference in connection with its reports to the subject of the disagreements. None of the reports of KPMG Peat Marwick on the Company's financial statements for any of the four fiscal years ended November 30, 1993 contained an adverse opinion or a disclaimer of opinion or was qualified as to uncertainty, audit scope, or accounting principles. The decision to change principal independent accountants was made by the Company's Board of Directors.


                              OTHER BUSINESS

     So far as the Board of Directors is aware, no matters will be presented at the Annual Meeting of Shareholders for action on the part of the shareholders other than those stated in the notice of this meeting.

       STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING OF SHAREHOLDERS

     Proposals of shareholders intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company by December 1, 1996 to be considered for inclusion in the proxy statement and form of proxy relating to the 1997 meeting.

                            By Order of the Board of Directors



                         By:/s/ Raymond S. Goshorn
                            Raymond S. Goshorn, Secretary

March 29, 1996.

                                   PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John E. Kelly, P. Evan Lasky and Raymond S. Goshorn, and each of them, attorneys and agents with full power of substitution to vote as proxy all the shares of Common Stock of Pak Mail Centers of America, Inc. held of record by the undersigned on March 18, 1996 at the 1996 Annual Meeting of Shareholders of Pak Mail Centers of America, Inc. to be held on May 1, 1996, and at any adjournments thereof, in the manner indicated below and in their discretion on such other matters as may properly come before said meeting or any adjournments thereof.

This proxy will be voted as directed, or if no direction is indicated, will be voted, in respect of Item 1, for all nominees listed below for election as directors, and FOR Item 2. The Board of Directors recommends a vote for all nominees listed below for election as directors and FOR Item 2.

1. Election of Directors: J. S. Corcoran, John W. Grant, F. Edward Gustafson, John E. Kelly, William F. White

     [ ]  For Directors          [ ]  Withheld from Directors

     ______________________________________
     For all nominees except as noted.


                                        FOR   AGAINST  ABSTAIN

2.   Ratification of appointment of independent public
     accountants for 1996.              [ ]     [  ]     [  ]

If you wish to vote in accordance with the recommendations of the Board of Directors, you may just sign and date below and mail in the postage paid envelope provided. Specific choices may be made above.

When signing as Executor, Administrator, Trustee or the like, please give full title.


Signature:                                    Date:

Signature:                                    Date:



                            [Affix Label Here]

                               SCHEDULE 14A
                              (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934

     Filed by the registrant  [X]

     Filed by a party other than the registrant  [ ]

     Check the appropriate box:

     [ ]  Preliminary proxy statement

     [X]  Definitive proxy statement

     [ ]  Definitive additional materials

     [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule
          14a-12

                  Pak Mail Centers of America, Inc.
             (Name of Registrant as Specified in Its Charter)

                  Pak Mail Centers of America, Inc.

                (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     [X]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1),
          or 14a-6(i)(2).

     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     [ ]  Fee computed on table below per Exchange Act Rules 14a-
          6(i)(4) and O-11.


     (1) Title of each class of securities to which transaction applies:



     (2) Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



     (4)  Proposed maximum aggregate value of transaction:



     [X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:



     (2)  Form, schedule or registration statement no.:



     (3)  Filing party:



     (4)  Date filed: